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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 8, 2002

                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of registrant as Specified in Its Charter)

           Delaware                     1-12534                 72-1133047
 (State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)             Identification No.)


363 N. Sam Houston Parkway E., Suite 2020
              Houston, Texas                                            77060
 (Address of Principal Executive Offices)                             (Zip Code)

       Registrant's Telephone Number, Including Area Code: (281) 847-6000



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Item 5.  Other Events

         On August 8, 2002, Newfield Exploration Company (the "Company") agreed to offer, issue and sell $250 million of its 8 3/8% Senior Subordinated Notes due 2012 (the "Notes") pursuant to, and subject to the terms and conditions set forth in, an underwriting agreement and a pricing agreement with the underwriters of the offering. The Notes are to be issued under a Subordinated Indenture dated as of December 10, 2001 between the Company and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (the "Indenture"), as supplemented by the First Supplemental Indenture to be dated as of August 13, 2002. Closing of the issuance and sale of the Notes is scheduled for August 13, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         1.1      Underwriting Agreement dated as of August 8, 2002.

         1.2 Pricing Agreement dated as of August 8, 2002 among the Company, UBS Warburg LLC, as representative of the several underwriters named therein, and Wachovia Securities, Inc., as qualified independent underwriter.

         1.3 Escrow Agreement to be dated as of August 13, 2002 among UBS Warburg LLC, as representative of the Underwriters, Wachovia Bank, National Association, as Trustee, and Wachovia Bank, National Association, as Escrow Agent.

         4.1 Subordinated Indenture dated as of December 10, 2001 between the Company and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (incorporated herein by reference to Exhibit 4.5 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No. 333-71348)).

         4.2 Form of First Supplemental Indenture to be dated as of August 13, 2002 between the Company and Wachovia Bank, National Association, as Trustee.

         4.3 Form of 8 3/8% Senior Subordinated Note due 2012 (included in Exhibit 4.2 hereto).

         5.1      Opinion of Vinson & Elkins L.L.P.

        23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

        25.1 Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939 of First Union National Bank (now known as Wachovia Bank, National Association) (incorporated herein by reference to Exhibit 25.2 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No. 333-71348)).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWFIELD EXPLORATION COMPANY


                                       By: /s/ TERRY W. RATHERT
                                           -------------------------------------
                                           Terry W. Rathert
                                           Vice President and
                                           Chief Financial Officer

Dated:  August 12, 2002



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                                  EXHIBIT INDEX


     Exhibit No.                  Description
     -----------                  -----------

         1.1      Underwriting Agreement dated as of August 8, 2002.

         1.2      Pricing Agreement dated as of August 8, 2002 among the
                  Company, UBS Warburg LLC, as representative of the several underwriters named therein, and Wachovia Securities, Inc., as qualified independent underwriter.

         1.3      Escrow Agreement to be dated as of August 13, 2002 among UBS
                  Warburg LLC, as representative of the Underwriters, Wachovia
                  Bank, National Association, as Trustee, and Wachovia Bank,
                  National Association, as Escrow Agent.

         4.1 Subordinated Indenture dated as of December 10, 2001 between the Company and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee (incorporated herein by reference to Exhibit 4.5 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No.
                  333-71348)).

         4.2      Form of First Supplemental Indenture to be dated as of August
                  13, 2002 between the Company and Wachovia Bank, National
                  Association, as Trustee.

         4.3 Form of 8 3/8% Senior Subordinated Note due 2012 (included in Exhibit 4.2 hereto).

         5.1      Opinion of Vinson & Elkins L.L.P.

        23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

        25.1      Form T-1 Statement of Eligibility of Trustee under the Trust
                  Indenture Act of 1939 of First Union National Bank (now known as Wachovia Bank, National Association) (incorporated herein by reference to Exhibit 25.2 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No.
                  333-71348)).
